UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2026

BJ’S RESTAURANTS, INC. (Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-21423 (Commission File Number)	33-0485615 (IRS Employer Identification No.)

7755 Center Avenue Suite 300 Huntington Beach, California (Address of principal executive offices)	92647 (Zip Code)

Registrant's telephone number, including area code: (714) 500-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	BJRI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The Board of Directors, upon the recommendation of the Compensation Committee and its compensation consultant, approved the following amended compensation for non-employee directors:

•
an annual cash retainer of $80,000, payable in quarterly installments (an increase of $5,000);
•
an annual restricted stock unit award of $140,000, with the share count to be determined based on the applicable share price equal to the average of the closing share prices of the Company’s common stock for the twenty (20) trading days ending on and including the grant date, which vests one year from the date of grant (an increase of $15,000);
•
an annual cash retainer of $15,000, $10,000, $10,000 and $10,000, respectively, for the members of the Audit Committee, Compensation Committee, Finance Committee and Governance and Nominating Committee, payable in quarterly installments (an increase of $2,500 for the members of the Audit Committee);
•
an annual cash retainer of $25,000, $22,500, $22,500 and $20,000, respectively, for the chairs of the Audit Committee, Compensation Committee, Finance Committee and Governance and Nominating Committee, payable in quarterly installments (an increase of $2,500 for the Compensation Committee Chair);
•
an additional annual cash retainer of $60,000 to any non-employee Chair of the Board, payable in quarterly installments (an increase of $5,000);
•
an additional annual restricted stock unit award of $70,000 to any non-employee Chair of the Board, with the share count to be determined based on the applicable share price equal to the average of the closing share prices of the Company’s common stock for the twenty (20) trading days ending on and including the grant date, which vests one year from the date of grant (an increase of $10,000);
•
payment in arrears of Finance Committee compensation to the date the Committee was first established; and
•
an initial equity award to non-employee directors upon joining the Board that is a prorated portion of the annual equity award, effective the beginning of the quarter they join.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 23, 2026	BJ’S RESTAURANTS, INC. (Registrant)
By: /s/ LYLE D. TICK Lyle D. Tick, Chief Executive Officer and President (Principal Executive Officer)